                                   UAM Funds
                                   Annual Report





       -------------------------
          Sterling Partners'
             Portfolios
--------------------------------------------------------------------------------
                                       October 31, 1998






                                                  [LOGO OF UAM APPEARS HERE]

UAM FUNDS                                          STERLING PARTNERS' PORTFOLIOS
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholder's Letter........................................................   1
Performance Comparison
  Balanced..................................................................   5
  Equity....................................................................   6
  Small Cap Value...........................................................   7
Portfolio of Investments
  Balanced..................................................................   8
  Equity....................................................................  13
  Small Cap Value...........................................................  16
Statement of Assets and Liabilities.........................................  19
Statement of Operations.....................................................  20
Statement of Changes in Net Assets
  Balanced..................................................................  21
  Equity....................................................................  22
  Small Cap Value...........................................................  23
Financial Highlights
  Balanced..................................................................  24
  Equity....................................................................  25
  Small Cap Value...........................................................  26
Notes to the Financial Statements...........................................  27
Report of Independent Accountants...........................................  33

--------------------------------------------------------------------------------

UAM FUNDS                                         STERLING PARTNERS' PORTFOLIOS
-------------------------------------------------------------------------------

To Our Fellow Shareholders:

OVERVIEW OF ECONOMIC AND MARKET CONDITIONS

1998 will certainly be remembered for many years to come. Unfortunately, the memories will not be pleasant as the events that unfolded were quite damaging to the world's financial markets. What truly characterized the year as "out of the box" was the fact that so many significant events occurred over a very short period of time. We feel that underlying everything is a growing concern that the world is void of strong leadership just at a time when direction is clearly needed. Nowhere has this lack of leadership been more acute than in Russia which announced in late summer it was placing a moratorium on its for-eign debt. This action amounted to a virtual default and started a global rip-ple effect whose full impact has likely not yet been realized. Already, many domestic and international financial institutions have been forced to realize billions of dollars in losses due to devalued Russian bond holdings. More broadly, capital markets throughout the world have witnessed a massive flight-to-quality by investors of all sorts. Virtually all emerging market debt, high yield instruments and even U.S. corporate bonds have experienced unprecedented spread widening versus U.S. Treasuries. Long-term interest rates, in large part driven by this search for a safe haven, fell below 5% during the last days of September. This is the first time since 1967 such levels have been seen in the U.S. Perhaps the most well publicized victim of the Russian fall-out was the hedge fund Long Term Capital (LTC). This investment partnership, led by some of Wall Street's most respected investors, leveraged $4 billion of equity capital into a $100 billion bet on international bond spreads. The Rus-sian default started a domino process that moved world markets in the opposite direction of LTC's positions. Because of its inherent leverage and the magni-tude of the market's volatility, LTC found itself bankrupt in a frightening few short weeks. It took a back room deal among leading bankers (the likes of which had not been seen since the days of J. Peirpont Morgan) to temporarily save this hedge fund and spare world markets from further duress.

Unfortunately, like many of our international counterparts, the U.S. is also struggling with a leadership vacuum as talk in Washington has moved from tax reform to impeachment. The scandal surrounding the White House has certainly added to investors' anxiety and called into question the ability of the world's free market leader to orchestrate global financial reforms. Fortunate-ly, wisdom and leadership still reside at the Federal Reserve which saw fit to lower interest rates by 25 basis points in late September and again in Octo-ber. Remarkably, the rate cut comes at a time when domestic unemployment re-mains at historic lows. Nevertheless, it was clear to Federal Reserve Chairman Alan Greenspan that the U.S. could not remain

UAM FUNDS                                         STERLING PARTNERS' PORTFOLIOS
-------------------------------------------------------------------------------

an "economic island" and therefore immune from the worldwide downturn. With inflation concerns quickly turning into deflationary worries, it is highly likely the Federal Reserve will continue to move interest rates down over the next few months. The accommodating Federal Reserve, more than any other single variable, should provide investors some reason for near-term optimism.

EQUITY COMMENTARY

We continue to believe that, over the long-term, stocks will provide superior returns to virtually any other investment asset class. However, as we have in the past, it is always important to stress that stocks are an investment vehi-cle suited for those with truly a long-term investment horizon. The last few years have produced almost uninterrupted positive returns for equity investors with cumulative three and four year gains approaching 100%. Unfortunately, the current market environment is a harsh reminder of the volatility inherent in any stock investment. During times of high investor anxiety, it is always helpful to consult history and gauge what lessons might be learned from past experiences. Searching the archives, we attempted to calculate a long-term in-vestor's odds of generating a positive return in the stock market.

Assuming that, at a minimum a long-term investor claims a three year timeframe (we would actually view this as short), we analyzed Ibbotson & Associates stock market data dating back to 1928. From the period 1928 to 1997 there have been only eight three-year spans when aggregate returns from the stock market have been negative. Conversely, over that same time period, sixty-two three-year periods have generated positive results for investors. Postured a differ-ent way, since 1928, long-term investors in the stock market have realized positive returns 87% of the time. Life rarely provides any assurances, but we like these odds and believe it is prudent to structure portfolios accordingly.

Although the Sterling Partners' Equity and Small Cap Value Portfolios are per-forming in line with other value based managers, we are disappointed by the absolute results posted for the twelve months ended October 31, 1998. The Eq-uity Portfolio returned 4.34%; the Small Cap Value Portfolio returned -10.08%. The S&P 500 Index and the Russell 2000 Index returned 22.01% and -11.84%, re-spectively, for the same time period. It has been a frustrating period for value investors as the market seems oblivious to company valuations and en-tirely focused on liquidity. The trends that we have previously discussed re-garding the concentration of S&P 500 Index returns seem to have continued even during a more turbulent market environment. Specifically, the largest twenty companies within this widely followed market index have accounted for more than 50% of its total

UAM FUNDS                                         STERLING PARTNERS' PORTFOLIOS
-------------------------------------------------------------------------------

year-to-date performance. Unfortunately, these largest stocks are generally trading at significant P/E premiums making them (in our judgement) ultimately exposed to valuation compression. This analysis and perspective has certainly been wrong over the last few months, but we remain committed to an investment philosophy that incorporates the assessment of intrinsic value as a primary foundation. Once again, turning to history, it is clear that value investing has produced investment results which at least equal if not exceed those of growth/momentum investing. Further, over the long-term, value investing has achieved its results while producing lower volatility as measured by standard deviation.

FIXED INCOME COMMENTARY

During the volatile third quarter of 1998, bonds outperformed stocks for the first quarter since late 1994. The difference in the quarter, however, was a stunning 15%, with bonds up almost 5% while stocks suffered declines of more than 10%. Until recently, most investors questioned the need to own any bonds during the strong bull market in stocks. The recent period of volatility re-minded us of the risk inherent in stocks and the virtue of a balanced approach for those who need or desire less risk.

To say that "the bond market" was up nicely during the recent period misstates the true nature of what occurred. In fact, it was really a meltdown in emerg-ing market debt, specifically Russian bonds, which triggered the problems in the U.S. stock market. Within debt markets, there was a clear distinction be-tween liquid, high quality bonds and everything else. Portfolios weighted to-wards U.S. Treasury securities performed the best, while those with heavy con-centrations in lower quality corporate bonds and exotic derivative products did very poorly. For example, contrast the return on the Lehman Aggregate Bond Index (heavily weighted towards Treasury securities and high quality corporate notes) with the Lehman High Yield Index. The two indices have nearly identical durations or maturity but while the Aggregate Index had a return of 4.2% for the quarter ended September 30, 1998, the High Yield Index lost 4.6%. The em-phasis towards high quality fixed income securities in the Sterling Partners' Balanced Portfolio has served our shareholders well.

For the twelve months ended October 31, 1998, the Sterling Partners' Balanced Portfolio returned 6.58%. The Balanced Index, consisting of 60% S&P 500 and 40% Lehman Government/Corporate Bond Index returned 17.32%.

Our duration management model remains constructive and implies the trend in interest rates over the long-term is still lower. Over the near-term, however, we are concerned that the magnitude of the recent rate decline has moved too far too fast

UAM FUNDS                                         STERLING PARTNERS' PORTFOLIOS
-------------------------------------------------------------------------------

and we have used the recent market strength to lock in some gains in the Ster-ling Partners' Balanced Portfolio. The Portfolio is currently neutral its com-parative benchmark on a duration basis and is biased towards higher credit quality than the norm. We believe the volatility in the financial markets will remain high as the market continues to force the deleveraging of hedge fund positions. We believe that an active management approach will continue to pro-vide us with opportunities to generate incremental returns for our clients.

STERLING CAPITAL MANAGEMENT

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. Without Affiliates temporary fee waivers and/or expenses assumed by Affiliates, total returns for the portfolios would have been lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Since the portfolios are actively managed, its holdings are subject to change.

                      Definitions of Comparative Indices

The Lehman Aggregate Bond Index is an unmanaged index made up of the Government/Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

The Lehman Brothers High Yield Bond Index covers the universe of fixed rate, noninvestment grade debt. All bonds included in the High Yield Bond Index must be dollar denominated and nonconvertible and have at least one year remaining to maturity and an outstanding par value of at least $100 million.

                  [PERFORMANCE COMPARISON CHART APPEARS HERE]
_________________________________
AVERAGE  ANNUAL TOTAL RETURN**
FOR PERIOD ENDED OCTOBER 31, 1998
_________________________________
1 YEAR   5 YEAR   SINCE 3/15/91*
_________________________________
 6.58%   11.65%      10.95%
_________________________________
                                              Lehman Brothers
           Sterling Partners'    S&P 500        Government/          Balanced
 Date      Balanced Portfolio+    Index+     Corporate Index+      Index (New)+
 ----      -------------------   -------     ----------------      -----------
3/15/91*++       10,000           10,000          10,000              10,000
10/31/91         10,454           10,791          10,634              10,754
10/31/92         11,358           11,776          11,753              11,813
10/31/93         12,748           13,535          13,355              13,143
10/31/94         12,832           14,058          12,735              13,337
10/31/95         14,658           17,770          14,293              15,942
10/31/96         16,933           22,049          15,590              19,864
10/31/97         20,756           29,127          16,963              24,389
10/31/98         22,122           35,538          18,707              28,613


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.
 * Commencement of Operations.
** Total return for the Portfolio reflects fees waived and expenses assumed by Affiliates. Without such waiver of fees and expenses assumed, total return would be lower.
 + The comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. Each comparative index (excluding the Lehman Brothers Government/Corporate Index) has been adjusted to reflect reinvestment of dividends on securities in the index.
++ For comparative purposes, the value of the Balanced Index, the Lehman
   Brothers Government/ Corporate Index and the S&P 500 Index on 2/28/91 is used as the beginning value on 3/15/91.
                    Definitions of the Comparative Indices
The Lehman Brothers Government/Corporate Index is an unmanaged index composed of approximately 5,000 publicly issued, fixed-rate, non-convertible corporate and U.S. Government debt rated "BBB" or better, with at least one year to maturity and at least $1 million par value outstanding. It is a market value-weighted price index, in which the relative importance of each issue is proportional to its aggregate market value. The percentage change between one month's total market value and the next, plus one-twelfth of the current yield, results in monthly total return. The rates of return reflect total return, with interest reinvested.
The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.
The Balanced Index, a hypothetical combination of unmanaged indices, reflects the Portfolio's targeted asset mix of 60% stocks and 40% bonds. This index combines returns from the S&P 500 Index and the Lehman Brothers Government/Corporate Index.
Please note that one cannot invest in an unmanaged index.

                  [PERFORMANCE COMPARISON CHART APPEARS HERE]
_________________________________
AVERAGE ANNUAL TOTAL RETURN**
FOR PERIOD ENDED OCTOBER 31, 1998
_________________________________
 1 YEAR   5 YEAR   SINCE 5/15/91*
_________________________________
  4.34%   15.79%      14.28%
_________________________________

  Date             Sterling Partners' Equity Portfolio+         S&P 500 Index+
  ----             ------------------------------------         --------------
5/15/91*++                        10,000                           10,000
10/31/91                          10,351                           10,801
10/31/92                          11,284                           11,876
10/31/93                          13,028                           13,650
10/31/94                          13,484                           14,177
10/31/95                          15,724                           17,921
10/31/96                          19,617                           22,236
10/31/97                          25,985                           29,374
10/31/98                          27,113                           35,839


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.
 * Commencement of Operations.
** Total return of the Portfolio reflects fees waived and expenses assumed by Affiliates. Without such waiver of fees and expenses assumed, total return would be lower.
 + The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.
++ For comparative purposes, the value of the S&P 500 Index on 4/30/91 is used as the beginning value on 5/15/91.
                     Definitions of the Comparative Index
The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.
Please note that one cannot invest in an unmanaged index.

                  [PERFORMANCE COMPARISON CHART APPEARS HERE]
_________________________________
     AVERAGE ANNUAL RETURN**
FOR PERIOD ENDED OCTOBER 31, 1998
_________________________________
    1 YEAR     SINCE 1/2/97*
_________________________________
   (10.08)%       12.22%
_________________________________

       Date                 Small Cap Value+          Russell 2000 Index+
       ----                 ----------------          -------------------
      1/2/97*++                 10,000                      10,000
      10/31/97                  13,734                      12,104
      10/31/98                  12,350                      10,671


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.
 * Commencement of Operations.
** Total return of the Portfolio reflects fees waived and expenses assumed by Affiliates. Without such waiver of fees and expenses assumed, total return would be lower.
 + The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.
++ For comparative purposes, the value of the Russell 2000 Index on 12/31/96 is used as the beginning value on 1/2/97.
                     Definitions of the Comparative Index
The Russell 2000 Index is an unmanaged index composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly traded companies.
Please note that one cannot invest in an unmanaged index.

UAM FUNDS                STERLING PARTNERS' BALANCED PORTFOLIO
                         OCTOBER 31, 1998
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 60.0%

                                                           SHARES     VALUE+
                                                         ---------- -----------

AEROSPACE & DEFENSE - 3.1%
 Boeing Co. ............................................     26,300 $   986,250
 Lockheed Martin Corp. .................................     13,200   1,470,150
                                                                    -----------
                                                                      2,456,400
                                                                    -----------
AUTOMOTIVE - 0.9%
 The Pep Boys-Manny, Moe & Jack.........................     46,275     723,047
                                                                    -----------
BANKS - 4.4%
 Bank One Corp. ........................................     23,000   1,124,125
 BankAmerica Corp. .....................................     24,800   1,424,450
 J.P. Morgan & Co. .....................................      9,445     890,191
                                                                    -----------
                                                                      3,438,766
                                                                    -----------
BASIC RESOURCES - 1.4%
 Rayonier, Inc. ........................................     28,050   1,099,209
                                                                    -----------
BEVERAGES, FOOD & TOBACCO - 5.6%
 Diageo Plc ADR.........................................     33,654   1,478,673
 Nabisco Holdings Corp. ................................     29,150   1,100,412
 Philip Morris Cos., Inc. ..............................     36,200   1,850,725
                                                                    -----------
                                                                      4,429,810
                                                                    -----------
CONSTRUCTION - 1.5%
 USG Corp. .............................................     24,500   1,168,344
                                                                    -----------
CONSUMER NON-DURABLES - 2.0%
 Hasbro, Inc. ..........................................     45,425   1,592,714
                                                                    -----------
ELECTRONICS - 1.2%
 Philips Electronics N.V. ..............................     17,850     979,519
                                                                    -----------
ENERGY - 5.5%
 Chevron Corp. .........................................     12,990   1,058,685
 Entergy Corp. .........................................     34,525     992,594
 Exxon Corp. ...........................................      6,868     489,345
 Mobil Corp. ...........................................     14,140   1,070,221
 USX-Marathon Group.....................................     21,450     701,147
                                                                    -----------
                                                                      4,311,992
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                STERLING PARTNERS' BALANCED PORTFOLIO
                         OCTOBER 31, 1998
--------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

                                                            SHARES     VALUE+
                                                           --------- -----------
FINANCIAL SERVICES - 9.0%
 AFLAC, Inc. .............................................    62,925 $ 2,399,016
 Capital One Financial Corp. .............................    19,550   1,989,212
 H&R Block, Inc. .........................................    37,350   1,673,747
 Nationwide Financial Services, Inc., Class A.............    23,400     971,100
                                                                     -----------
                                                                       7,033,075
                                                                     -----------
HEALTH CARE - 7.4%
 Bausch & Lomb, Inc. .....................................    14,775     615,933
 Columbia/HCA Healthcare Corp. ...........................    45,300     951,300
 Mallinckrodt, Inc. ......................................    41,150   1,172,775
 Merck & Co., Inc. .......................................     8,450   1,142,863
 *PacifiCare Health Systems, Inc., Class A................     8,800     639,100
 *PacifiCare Health Systems, Inc., Class B................    16,775   1,321,031
                                                                     -----------
                                                                       5,843,002
                                                                     -----------
HOME FURNISHINGS & APPLIANCES - 1.4%
 Black & Decker Corp. ....................................    20,775   1,073,808
                                                                     -----------
INDUSTRIAL - 1.2%
 *Airgas, Inc. ...........................................    82,900     953,350
                                                                     -----------
MANUFACTURING - 2.9%
 Raychem Corp. ...........................................    32,200     984,113
 Snap-On, Inc. ...........................................    36,875   1,306,758
                                                                     -----------
                                                                       2,290,871
                                                                     -----------
PRINTING & PUBLISHING - 1.0%
 Hollinger International, Inc., Class A...................    62,375     810,875
                                                                     -----------
RETAIL - 2.9%
 Cracker Barrel Old Country Store, Inc. ..................    17,750     459,281
 *Federated Department Stores, Inc. ......................    10,800     415,125
 McDonald's Corp. ........................................    20,800   1,391,000
                                                                     -----------
                                                                       2,265,406
                                                                     -----------
SERVICES - 1.1%
 Manpower, Inc. ..........................................    36,200     873,325
                                                                     -----------
TECHNOLOGY - 2.6%
 First Data Corp. ........................................    76,425   2,025,262
                                                                     -----------
TEXTILES & APPAREL - 0.9%
 Unifi, Inc. .............................................    39,725     670,359
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                STERLING PARTNERS' BALANCED PORTFOLIO
                         OCTOBER 31, 1998
--------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

                                                           SHARES     VALUE+
                                                         ---------- -----------
 TRANSPORTATION - 1.2%
  Canadian National Railway.............................     17,950 $   905,353
                                                                    -----------
 UTILITIES - 2.8%
  Duke Energy Corp. ....................................     15,750   1,018,828
  Unicom Corp. .........................................     31,725   1,195,636
                                                                    -----------
                                                                      2,214,464
                                                                    -----------
  TOTAL COMMON STOCKS (Cost $41,113,980)...........................  47,158,951
                                                                    -----------

 CORPORATE BONDS AND NOTES - 17.2%
                                                            FACE
                                                           AMOUNT
                                                         ----------
 BANKS - 2.0%
  BankAmerica Corp. 6.65%, 5/1/01....................... $  910,000     932,259
  NationsBank Corp. 5.70%, 2/12/01......................    640,000     641,728
                                                                    -----------
                                                                      1,573,987
                                                                    -----------
 FINANCIAL SERVICES - 7.2%
  Associates Corp. of North America 6.00%, 6/15/01......  1,750,000   1,750,700
  Morgan Stanley, Dean Witter and Co. 6.375%, 8/1/02....  2,000,000   2,055,320
  Sears Roebuck Acceptance Corp. 6.54%, 5/6/99..........  1,800,000   1,809,216
                                                                    -----------
                                                                      5,615,236
                                                                    -----------
 INDUSTRIAL - 3.1%
  Dell Computer Corp. 6.55%, 4/15/08....................    500,000     503,565
  Ford Motor Corp. 7.25%, 10/1/08.......................  1,300,000   1,438,866
  Nike, Inc. 6.375%, 12/1/03............................    500,000     523,130
                                                                    -----------
                                                                      2,465,561
                                                                    -----------
 TELECOMMUNICATIONS - 1.2%
  GTE South, Inc. 6.125%, 6/15/07.......................    875,000     903,219
                                                                    -----------
 TRANSPORTATION - 2.1%
  Southern Railway Corp. 10.00%, 7/15/00................  1,535,000   1,659,826
                                                                    -----------
 UTILITIES - 1.6%
  Georgia Power 6.625%, 4/1/03..........................  1,250,000   1,274,787
                                                                    -----------
  TOTAL CORPORATE BONDS AND NOTES (Cost $13,053,607)...............  13,492,616
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                STERLING PARTNERS' BALANCED PORTFOLIO
                         OCTOBER 31, 1998
--------------------------------------------------------------------------------

U.S. GOVERNMENT AND AGENCY SECURITIES - 19.6%

                                                             FACE
                                                            AMOUNT     VALUE+
                                                          ---------- -----------
MORTGAGE PASS-THROUGHS - 6.1%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.8%
 Pool #G50213 6.50%, 11/1/99,
  Estimated Average Life 11/98........................... $   33,452 $    33,907
 Pool #M90315 5.50%, 12/1/98,
  Estimated Average Life 12/98...........................     56,005      56,127
 Pool #00255 7.00%, 9/1/23,
  Estimated Average Life 3/02............................  1,328,902   1,355,896
                                                                     -----------
                                                                       1,445,930
                                                                     -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 4.3%
 Pool #346932 6.50%, 12/12/23,
  Estimated Average Life 11/05...........................  1,496,372   1,514,134
 Pool #780615 6.50%, 8/15/27,
  Estimated Average Life 4/06............................  1,830,463   1,851,055
                                                                     -----------
                                                                       3,365,189
                                                                     -----------
                                                                       4,811,119
                                                                     -----------
U.S. TREASURY NOTES - 5.6%
 5.625%, 5/15/08.........................................  2,975,000   3,206,961
 5.75%, 9/30/99..........................................  1,200,000   1,213,872
                                                                     -----------
                                                                       4,420,833
                                                                     -----------
U.S. TREASURY BONDS - 7.9%
 5.50%, 8/15/28..........................................  3,035,000   3,193,852
 6.125%, 11/15/27........................................  2,675,000   3,010,204
                                                                     -----------
                                                                       6,204,056
                                                                     -----------
 TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $15,243,571).....  15,436,008
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                STERLING PARTNERS' BALANCED PORTFOLIO
                         OCTOBER 31, 1998
-------------------------------------------------------------------------------

SHORT-TERM INVESTMENT - 1.9%

                                                          FACE
                                                         AMOUNT      VALUE+
                                                       ----------- -----------
REPURCHASE AGREEMENT - 1.9%
 Chase Securities, Inc. 4.90%, dated 10/30/98, due
  11/02/98, to be repurchased at $1,461,597,
  collateralized by $1,405,957 of various U.S.
  Treasury Notes, 5.375%-6.875% due 5/31/99-2/15/04,
  valued at $1,461,020 (Cost $1,461,000).............. $ 1,461,000 $ 1,461,000
                                                                   -----------
 TOTAL INVESTMENTS - 98.7% (Cost $70,872,158) (a).................  77,548,575
                                                                   -----------
 OTHER ASSETS AND LIABILITIES (NET) - 1.3%........................     995,707
                                                                   -----------
 NET ASSETS - 100%................................................ $78,544,282
                                                                   ===========

+   See Note A to Financial Statements
*   Non-Income Producing Security
ADR American Depositary Receipt
(a) The cost for federal income tax purposes was $70,873,000. At October 31, 1998, net unrealized appreciation for all securities based on tax cost was $6,675,575. This consisted of aggregate gross unrealized appreciation for all securities of $9,571,411 and aggregate gross unrealized depreciation for all securities of $2,895,836.
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                     STERLING PARTNERS' EQUITY PORTFOLIO
                              OCTOBER 31, 1998
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 95.4%

                                                              SHARES   VALUE+
                                                              ------ ----------
AEROSPACE & DEFENSE - 5.1%
 Boeing Co. ................................................. 26,600 $  997,500
 Lockheed Martin Corp. ...................................... 14,275  1,589,878
                                                                     ----------
                                                                      2,587,378
                                                                     ----------
AUTOMOTIVE - 1.5%
 The Pep Boys-Manny, Moe & Jack.............................. 49,400    771,875
                                                                     ----------
BANKS - 6.9%
 BankAmerica Corp. .......................................... 25,300  1,453,169
 Bank One Corp. ............................................. 23,200  1,133,900
 J.P. Morgan & Co. .......................................... 10,200    961,350
                                                                     ----------
                                                                      3,548,419
                                                                     ----------
BASIC RESOURCES - 2.2%
 Rayonier, Inc. ............................................. 28,750  1,126,641
                                                                     ----------
BEVERAGES, FOOD & TOBACCO - 8.8%
 Diageo Plc ADR.............................................. 33,732  1,482,100
 Nabisco Holdings Corp. ..................................... 29,986  1,131,971
 Philip Morris Cos., Inc. ................................... 36,698  1,876,185
                                                                     ----------
                                                                      4,490,256
                                                                     ----------
CONSTRUCTION - 2.4%
 USG Corp. .................................................. 25,400  1,211,262
                                                                     ----------
CONSUMER NON-DURABLES - 3.2%
 Hasbro, Inc. ............................................... 46,810  1,641,276
                                                                     ----------
ELECTRONICS - 2.0%
 Philips Electronics N.V. ................................... 18,525  1,016,559
                                                                     ----------
ENERGY - 8.8%
 Chevron Corp. .............................................. 13,368  1,089,492
 Entergy Corp. .............................................. 35,675  1,025,656
 Exxon Corp. ................................................  7,050    502,313
 Mobil Corp. ................................................ 14,500  1,097,469
 USX-Marathon Group.......................................... 24,300    794,306
                                                                     ----------
                                                                      4,509,236
                                                                     ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                     STERLING PARTNERS' EQUITY PORTFOLIO
                              OCTOBER 31, 1998
--------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

                                                           SHARES     VALUE+
                                                         ---------- -----------

FINANCIAL SERVICES - 14.1%
 AFLAC, Inc. ...........................................     65,375 $ 2,492,422
 Capital One Financial Corp. ...........................     19,710   2,005,492
 H&R Block, Inc. .......................................     38,650   1,732,003
 Nationwide Financial Services, Inc., Class A...........     23,450     973,175
                                                                    -----------
                                                                      7,203,092
                                                                    -----------
HEALTH CARE - 9.8%
 Bausch & Lomb, Inc. ...................................     16,350     681,590
 Columbia/HCA Healthcare Corp. .........................     48,700   1,022,700
 Merck & Co., Inc. .....................................      9,200   1,244,300
 *PacifiCare Health Systems, Inc., Class A..............      9,950     722,619
 *PacifiCare Health Systems, Inc., Class B..............     17,000   1,338,750
                                                                    -----------
                                                                      5,009,959
                                                                    -----------
HOME FURNISHINGS & APPLIANCES - 2.1%
 Black & Decker Corp. ..................................     20,750   1,072,516
                                                                    -----------
INDUSTRIAL - 1.9%
 *Airgas, Inc. .........................................     85,550     983,825
                                                                    -----------
MANUFACTURING - 4.5%
 Raychem Corp. .........................................     31,675     968,067
 Snap-On, Inc. .........................................     37,975   1,345,739
                                                                    -----------
                                                                      2,313,806
                                                                    -----------
PHARMACEUTICALS - 2.2%
 Mallinckrodt, Inc. ....................................     40,200   1,145,700
                                                                    -----------
PRINTING & PUBLISHING - 1.6%
 Hollinger International, Inc., Class A.................     64,825     842,725
                                                                    -----------
RETAIL - 4.5%
 Cracker Barrel Old Country Store, Inc. ................     19,050     492,919
 *Federated Department Stores, Inc. ....................     11,050     424,734
 McDonald's Corp. ......................................     20,900   1,397,688
                                                                    -----------
                                                                      2,315,341
                                                                    -----------
SERVICES - 1.8%
 Manpower, Inc. ........................................     38,300     923,988
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                     STERLING PARTNERS' EQUITY PORTFOLIO
                              OCTOBER 31, 1998
-------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

                                                           SHARES     VALUE+
                                                         ---------- -----------
 TECHNOLOGY - 4.2%
  First Data Corp. .....................................     80,350 $ 2,129,275
                                                                    -----------
 TEXTILES & APPAREL - 1.4%
  Unifi, Inc. ..........................................     41,043     692,601
                                                                    -----------
 TRANSPORTATION - 1.9%
  Canadian National Railway.............................     19,437     980,354
                                                                    -----------
 UTILITIES - 4.5%
  Duke Energy Corp. ....................................     16,275   1,052,789
  Unicom Corp. .........................................     32,725   1,233,323
                                                                    -----------
                                                                      2,286,112
                                                                    -----------
  TOTAL COMMON STOCKS (Cost $42,486,779)...........................  48,802,196
                                                                    -----------

 SHORT-TERM INVESTMENT - 4.0%
                                                            FACE
                                                           AMOUNT
                                                         ----------
 REPURCHASE AGREEMENT - 4.0%
  Chase Securities, Inc. 4.90%, dated 10/30/98, due
   11/02/98, to be repurchased at $2,062,842,
   collateralized by $1,984,315 of various U.S. Treasury
   Notes, 5.375%-6.875% due 5/31/99-2/15/04, valued at
   $2,062,028 (Cost $2,062,000)......................... $2,062,000   2,062,000
                                                                    -----------
  TOTAL INVESTMENTS - 99.4% (Cost $44,548,779) (a).................  50,864,196
                                                                    -----------
  OTHER ASSETS AND LIABILITIES (NET) - 0.6%........................     285,077
                                                                    -----------
  NET ASSETS - 100%................................................ $51,149,273
                                                                    ===========

  + See Note A to Financial Statements.
  * Non-Income Producing Security
ADR American Depositary Receipt

(a) The cost for federal income tax purposes was $44,559,491. At October 31, 1998, net unrealized appreciation for all securities based on tax cost was $6,304,705. This consisted of aggregate gross unrealized appreciation for all securities of $9,168,432 and aggregate gross unrealized depreciation for all securities of $2,863,727.
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                 STERLING PARTNERS'
                                          SMALL CAP VALUE PORTFOLIO
                                          OCTOBER 31, 1998
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 100.2%

                                                           SHARES     VALUE+
                                                         ---------- -----------

BANKS - 5.0%
 Empire Federal Bancorp, Inc. ..........................     24,675 $   314,606
 Ocean Financial Corp. .................................     60,500     877,250
 *Provident Financial Holdings, Inc. ...................     37,275     577,763
                                                                    -----------
                                                                      1,769,619
                                                                    -----------
BUILDING MATERIALS - 3.9%
 *Cameron Ashley Building Products......................     54,325     597,575
 Texas Industries, Inc. ................................     26,350     778,972
                                                                    -----------
                                                                      1,376,547
                                                                    -----------
COMMUNICATIONS - 2.6%
 True North Communications, Inc. .......................     39,200     926,100
                                                                    -----------
COMPUTERS - 3.5%
 Wallace Computer Services, Inc. .......................     56,800   1,242,500
                                                                    -----------
CONSTRUCTION - 1.4%
 *Perini Corp. .........................................     85,425     491,194
                                                                    -----------
CONSUMER NON-DURABLES - 2.5%
 *Ralcorp Holdings, Inc. ...............................     50,025     881,691
                                                                    -----------
ELECTRONICS - 6.0%
 Harman International Industries, Inc. .................     25,200   1,019,025
 *Marshall Industries...................................     37,850   1,088,187
                                                                    -----------
                                                                      2,107,212
                                                                    -----------
ENERGY - 7.3%
 *BJ Services Co. ......................................     61,025   1,247,198
 *Smith International, Inc. ............................     36,610   1,315,672
                                                                    -----------
                                                                      2,562,870
                                                                    -----------
ENTERTAINMENT & LEISURE TIME - 3.1%
 Gaylord Entertainment Co. .............................     41,800   1,107,700
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                 STERLING PARTNERS'
                                          SMALL CAP VALUE PORTFOLIO
                                          OCTOBER 31, 1998
--------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

                                                            SHARES    VALUE+
                                                           -------- -----------
FINANCIAL SERVICES - 11.2%
 Capital Southwest Corp. .................................    7,425 $   642,263
 Conning Corp. ...........................................   37,780     557,255
 Financial Security Assurance Holdings Ltd. ..............   21,350   1,063,497
 Friedman, Billings, Ramsey Group, Inc., Class A..........  108,200     554,525
 Waddell & Reed Financial, Inc., Class A..................   53,800   1,126,437
                                                                    -----------
                                                                      3,943,977
                                                                    -----------
HEALTH CARE - 15.3%
 *Acuson Corp. ...........................................   60,900     917,306
 Arrow International, Inc. ...............................   27,175     754,106
 Diagnostic Products Corp. ...............................   34,000     767,125
 *Haemonetics Corp. ......................................   59,000   1,272,187
 Owens & Minor, Inc., Holding Company.....................  105,100   1,668,463
                                                                    -----------
                                                                      5,379,187
                                                                    -----------
INDUSTRIAL - 6.1%
 Gleason Corp. ...........................................   62,200   1,255,662
 U.S. Industries, Inc. ...................................   53,900     879,244
                                                                    -----------
                                                                      2,134,906
                                                                    -----------
INSURANCE - 3.4%
 Hilb, Rogal & Hamilton Co. ..............................   63,400   1,204,600
                                                                    -----------
LODGING & RESTAURANTS - 2.1%
 Marcus Corp. ............................................   47,970     737,539
                                                                    -----------
MANUFACTURING - 3.0%
 *Barry (R.G.) Corp ......................................   35,700     392,700
 Milacron, Inc. ..........................................   34,560     669,600
                                                                    -----------
                                                                      1,062,300
                                                                    -----------
METALS - 1.5%
 *Steel of West Virginia, Inc. ...........................   88,300     524,281
                                                                    -----------
MULTI-INDUSTRY - 4.5%
 Clarcor, Inc. ...........................................   72,595   1,225,041
 *Griffon Corp. ..........................................   35,060     344,026
                                                                    -----------
                                                                      1,569,067
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                 STERLING PARTNERS'
                                          SMALL CAP VALUE PORTFOLIO
                                          OCTOBER 31, 1998
-------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

                                                          SHARES     VALUE+
                                                        ---------- -----------
 OFFICE EQUIPMENT - 3.1%
  Brady Corp., Class A.................................     47,345 $ 1,088,935
                                                                   -----------
 PHARMACEUTICALS - 1.7%
  *Perrigo Co. ........................................     77,400     614,363
                                                                   -----------
 REAL ESTATE - 1.6%
  *Avatar Holdings, Inc. ..............................     31,350     564,300
                                                                   -----------
 SERVICES - 5.3%
  *Bell & Howell Co. ..................................     70,400   1,865,600
                                                                   -----------
 TELECOMMUNICATIONS - 4.2%
  *Anixter International, Inc. ........................     95,500   1,474,281
                                                                   -----------
 TEXTILES & APPAREL - 1.9%
  Wolverine World Wide, Inc. ..........................     52,000     679,250
                                                                   -----------
  TOTAL COMMON STOCKS (Cost $37,924,526)..........................  35,308,019
                                                                   -----------

 SHORT-TERM INVESTMENT - 4.2%
                                                           FACE
                                                          AMOUNT
                                                        ----------
 REPURCHASE AGREEMENT - 4.2%
  Chase Securities, Inc. 4.90%, dated 10/30/98, due
   11/02/98, to be repurchased at $1,472,601,
   collateralized by $1,416,543 of various U.S.
   Treasury Notes, 5.375%-6.875% due 5/31/99-2/15/04,
   valued at $1,472,020 (Cost $1,472,000).............. $1,472,000   1,472,000
                                                                   -----------
  TOTAL INVESTMENTS - 104.4% (Cost $39,396,526) (a)...............  36,780,019
                                                                   -----------
  OTHER ASSETS AND LIABILITIES (NET) - (4.4%).....................  (1,548,674)
                                                                   -----------
  NET ASSETS - 100%............................................... $35,231,345
                                                                   ===========

  +  See Note A to Financial Statements.
  *  Non-Income Producing Security

(a) The cost for federal income tax purposes was $39,410,067. At October 31, 1998, net unrealized depreciation for all securities based on tax cost was $2,630,048. This consisted of aggregate gross unrealized appreciation for all securities of $1,819,587 and aggregate gross unrealized depreciation for all securities of $4,449,635.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                             STERLING PARTNERS' PORTFOLIOS
                                      OCTOBER 31, 1998
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

                                                                    STERLING
                                            STERLING    STERLING    PARTNERS'
                                            PARTNERS'   PARTNERS'   SMALL CAP
                                            BALANCED     EQUITY       VALUE
                                            PORTFOLIO   PORTFOLIO   PORTFOLIO
                                           ----------- ----------- -----------
ASSETS
Investments, at Cost.....................  $70,872,158 $44,548,779 $39,396,526
                                           =========== =========== ===========
Investments, at Value....................  $77,548,575 $50,864,196 $36,780,019
Cash.....................................          --          737         588
Receivable for Investments Sold..........    3,235,437         --      164,171
Receivable for Portfolio Shares Sold.....        8,431     305,310      37,230
Dividends Receivable.....................       41,922      42,558      20,907
Interest Receivable......................      476,212         561         401
Other Assets.............................        1,627       1,126         704
                                           ----------- ----------- -----------
 Total Assets............................   81,312,204  51,214,488  37,004,020
                                           ----------- ----------- -----------
LIABILITIES
Payable for Investments Purchased........    1,519,202         --    1,711,347
Payable for Portfolio Shares Redeemed....      146,492       5,124       3,053
Payable for Investment Advisory Fees--
 Note B..................................       48,190      23,214      18,476
Payable for Administrative Fees--Note C..       14,853      11,089      11,225
Payable for Custodian Fees--Note D.......        1,675       2,407       1,836
Payable to Custodian Bank--Note D........      996,489         --          --
Payable for Account Services Fees--Note
 F.......................................        5,600         --          --
Payable for Directors' Fees--Note G......          771         720         673
Other Liabilities........................       34,650      22,661      26,065
                                           ----------- ----------- -----------
 Total Liabilities.......................    2,767,922      65,215   1,772,675
                                           ----------- ----------- -----------
NET ASSETS...............................  $78,544,282 $51,149,273 $35,231,345
                                           =========== =========== ===========
NET ASSETS CONSIST OF:
Paid in Capital..........................  $65,722,894 $39,782,791 $37,560,241
Undistributed Net Investment Income......      196,319      42,028         --
Accumulated Net Realized Gain............    5,948,652   5,009,037     287,611
Unrealized Appreciation (Depreciation)...    6,676,417   6,315,417  (2,616,507)
                                           ----------- ----------- -----------
NET ASSETS...............................  $78,544,282 $51,149,273 $35,231,345
                                           =========== =========== ===========
INSTITUTIONAL CLASS SHARES
Shares Issued and Outstanding ($0.001 par
 value) (Authorized 25,000,000)..........    6,132,806   3,043,717   2,953,300
NET ASSET VALUE, Offering and Redemption
 Price Per Share.........................       $12.81      $16.80      $11.93
                                                ======      ======      ======

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                            STERLING PARTNERS' PORTFOLIOS
                                     FOR THE YEAR ENDED
                                     OCTOBER 31, 1998
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

                                                                    STERLING
                                          STERLING     STERLING     PARTNERS'
                                          PARTNERS'    PARTNERS'    SMALL CAP
                                          BALANCED      EQUITY        VALUE
                                          PORTFOLIO    PORTFOLIO    PORTFOLIO
                                         -----------  -----------  -----------
INVESTMENT INCOME
Dividends............................... $   974,115  $ 1,058,574  $   288,318
Interest................................   1,919,750      107,031      111,568
                                         -----------  -----------  -----------
 TOTAL INCOME...........................   2,893,865    1,165,605      399,886
                                         -----------  -----------  -----------
EXPENSES
Investment Advisory Fees--Note B........ $   608,044  $   412,291  $   316,833
Administrative Fees--Note C.............     134,136      113,109       82,038
Custodian Fees--Note D..................      10,970        8,754        8,670
Account Services Fees--Note F...........      33,115       23,437        4,001
Directors' Fees--Note G.................       3,379        3,067        2,766
Audit Fees..............................      15,533       13,459        5,932
Legal Fees..............................       5,855        4,106        2,392
Printing Fees...........................      11,668       10,750       18,846
Registration and Filing Fees............      17,032       14,567       16,509
Shareholder Servicing Fees..............      46,969        5,535       10,961
Other Expenses..........................      10,405        8,182        5,071
Account Services Fees Waived--Note F....         --       (23,437)      (4,001)
Investment Advisory Fees Waived--Note
 B......................................         --       (48,983)     (73,508)
                                         -----------  -----------  -----------
 Net Expenses Before Expense Offset.....     897,106      544,837      396,510
Expense Offset--Note A..................        (468)        (520)        (687)
                                         -----------  -----------  -----------
 Net Expenses After Expense Offset......     896,638      544,317      395,823
                                         -----------  -----------  -----------
NET INVESTMENT INCOME...................   1,997,227      621,288        4,063
                                         -----------  -----------  -----------
NET REALIZED GAIN ON INVESTMENTS........   5,990,120    5,029,257      296,141
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION ON
 INVESTMENTS............................  (2,887,387)  (3,341,112)  (4,573,377)
                                         -----------  -----------  -----------
NET GAIN (LOSS) ON INVESTMENTS..........   3,102,733    1,688,145   (4,277,236)
                                         -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS.............. $ 5,099,960  $ 2,309,433  $(4,273,173)
                                         ===========  ===========  ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                  STERLING PARTNERS' BALANCED PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                      YEAR ENDED    YEAR ENDED
                                                     OCTOBER 31,   OCTOBER 31,
                                                         1998          1997
                                                     ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.............................  $  1,997,227  $  1,783,977
 Net Realized Gain.................................     5,990,120     8,948,061
 Net Change in Unrealized
  Appreciation/Depreciation........................    (2,887,387)    3,917,853
                                                     ------------  ------------
 Net Increase in Net Assets Resulting from
  Operations.......................................     5,099,960    14,649,891
                                                     ------------  ------------
DISTRIBUTIONS:
 Net Investment Income.............................    (2,025,122)   (1,727,012)
 Net Realized Gain.................................    (8,946,009)   (4,423,527)
                                                     ------------  ------------
 Total Distributions...............................   (10,971,131)   (6,150,539)
                                                     ------------  ------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued............................................    16,438,562    27,923,261
 In Lieu of Cash Distributions.....................    10,665,905     5,943,855
 Redeemed..........................................   (20,972,225)  (22,774,378)
                                                     ------------  ------------
 Net Increase from Capital Share Transactions......     6,132,242    11,092,738
                                                     ------------  ------------
 Total Increase....................................       261,071    19,592,090
NET ASSETS:
 Beginning of Period...............................    78,283,211    58,691,121
                                                     ------------  ------------
 End of Period (including undistributed net
  investment income of $196,319 and $222,732,
  respectively)....................................  $ 78,544,282  $ 78,283,211
                                                     ============  ============
(1) SHARES ISSUED AND REDEEMED:
 Shares Issued.....................................     1,244,650     2,175,854
 In Lieu of Cash Distributions.....................       843,310       483,960
 Shares Redeemed...................................    (1,584,086)   (1,707,662)
                                                     ------------  ------------
                                                          503,874       952,152
                                                     ============  ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    STERLING PARTNERS' EQUITY PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                       YEAR ENDED   YEAR ENDED
                                                      OCTOBER 31,   OCTOBER 31,
                                                          1998         1997
                                                      ------------  -----------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income..............................  $    621,288  $   385,182
 Net Realized Gain..................................     5,029,257    6,787,489
 Net Change in Unrealized
  Appreciation/Depreciation.........................    (3,341,112)   4,581,781
                                                      ------------  -----------
 Net Increase in Net Assets Resulting from
  Operations........................................     2,309,433   11,754,452
                                                      ------------  -----------
DISTRIBUTIONS:
 Net Investment Income..............................      (572,655)    (399,390)
 Net Realized Gain..................................    (6,790,276)  (3,300,956)
                                                      ------------  -----------
 Total Distributions................................    (7,362,931)  (3,700,346)
                                                      ------------  -----------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued.............................................    12,339,211   14,372,614
 In Lieu of Cash Distributions......................     7,005,249    3,658,369
 Redeemed...........................................   (13,027,623)  (9,142,001)
                                                      ------------  -----------
 Net Increase from Capital Share Transactions.......     6,316,837    8,888,982
                                                      ------------  -----------
 Total Increase.....................................     1,263,339   16,943,088
NET ASSETS:
 Beginning of Period................................    49,885,934   32,942,846
                                                      ------------  -----------
 End of Period (including undistributed net
  investment income of $42,028 and $10,502,
  respectively).....................................  $ 51,149,273  $49,885,934
                                                      ============  ===========
(1) SHARES ISSUED AND REDEEMED:
 Shares Issued......................................       690,610      851,392
 In Lieu of Cash Distributions......................       413,578      239,374
 Shares Redeemed....................................      (727,654)    (518,745)
                                                      ------------  -----------
                                                           376,534      572,021
                                                      ============  ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                 STERLING PARTNERS'
                                          SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                JANUARY 2, 1997*
                                                   YEAR ENDED          TO
                                                   OCTOBER 31,    OCTOBER 31,
                                                      1998            1997
                                                   -----------  ----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income...........................  $     4,063    $     5,032
 Net Realized Gain...............................      296,141        820,414
 Net Change in Unrealized
  Appreciation/Depreciation......................   (4,573,377)     1,956,870
                                                   -----------    -----------
 Net Increase/Decrease in Net Assets Resulting
  from Operations................................   (4,273,173)     2,782,316
                                                   -----------    -----------
DISTRIBUTIONS:
 Net Investment Income...........................       (7,500)        (5,455)
 Net Realized Gain...............................     (825,084)           --
                                                   -----------    -----------
 Total Distributions.............................     (832,584)        (5,455)
                                                   -----------    -----------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued..........................................   25,429,789     17,330,126
 In Lieu of Cash Distributions...................      693,665          5,453
 Redeemed........................................   (5,674,562)      (224,230)
                                                   -----------    -----------
 Net Increase from Capital Share Transactions....   20,448,892     17,111,349
                                                   -----------    -----------
 Total Increase..................................   15,343,135     19,888,210
NET ASSETS:
 Beginning of Period.............................   19,888,210            --
                                                   -----------    -----------
 End of Period (including undistributed net
  investment income of $0 and $0, respectively)..  $35,231,345    $19,888,210
                                                   ===========    ===========
(1) SHARES ISSUED AND REDEEMED:
 Shares Issued...................................    1,898,217      1,464,695
 In Lieu of Cash Distributions...................       53,318            540
 Shares Redeemed.................................     (447,751)       (15,719)
                                                   -----------    -----------
                                                     1,503,784      1,449,516
                                                   ===========    ===========

*Commencement of Operations
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                 STERLING PARTNERS' BALANCED PORTFOLIO
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                               SELECTED PER SHARE DATA & RATIOS
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           YEARS ENDED OCTOBER 31,
                                   --------------------------------------------
                                    1998     1997      1996     1995     1994
                                   -------  -------   -------  -------  -------
NET ASSET VALUE, BEGINNING OF
 PERIOD..........................  $ 13.91  $ 12.55   $ 11.86  $ 11.13  $ 11.51
                                   -------  -------   -------  -------  -------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income...........     0.33     0.32      0.34     0.46     0.32
 Net Realized and Unrealized Gain
  (Loss).........................     0.52     2.32      1.38     1.04    (0.25)
                                   -------  -------   -------  -------  -------
 Total From Investment
  Operations.....................     0.85     2.64      1.72     1.50     0.07
                                   -------  -------   -------  -------  -------
DISTRIBUTIONS
 Net Investment Income...........    (0.34)   (0.31)    (0.36)   (0.45)   (0.32)
 Net Realized Gain...............    (1.61)   (0.97)    (0.67)   (0.32)   (0.13)
                                   -------  -------   -------  -------  -------
 Total Distributions.............    (1.95)   (1.28)    (1.03)   (0.77)   (0.45)
                                   -------  -------   -------  -------  -------
NET ASSET VALUE, END OF PERIOD...  $ 12.81  $ 13.91   $ 12.55  $ 11.86  $ 11.13
                                   =======  =======   =======  =======  =======
TOTAL RETURN.....................     6.58%   22.58%    15.52%   14.23%    0.66%
                                   =======  =======   =======  =======  =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands).....................  $78,544  $78,283   $58,691  $64,933  $64,673
Ratio of Expenses to Average Net
 Assets..........................     1.11%    1.07%     1.03%    0.96%    1.01%
Ratio of Net Investment Income to
 Average Net Assets..............     2.46%    2.47%     2.77%    3.96%    3.05%
Portfolio Turnover Rate..........       82%     133%+      84%     130%      70%
Ratio of Expenses to Average Net
 Assets Including Expense
 Offsets.........................     1.11%    1.07%     1.02%    0.96%     N/A

+The turnover rate is higher than normally anticipated due to increased shareholder activity within the portfolio.
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   STERLING PARTNERS' EQUITY PORTFOLIO
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                               SELECTED PER SHARE DATA & RATIOS
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           YEARS ENDED OCTOBER 31,
                                   -------------------------------------------
                                    1998     1997     1996     1995     1994
                                   -------  -------  -------  -------  -------
NET ASSET VALUE, BEGINNING OF
 PERIOD..........................  $ 18.70  $ 15.72  $ 13.69  $ 12.54  $ 12.39
                                   -------  -------  -------  -------  -------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income...........     0.21     0.15     0.15     0.21     0.16
 Net Realized and Unrealized
  Gain...........................     0.60     4.55     3.01     1.73     0.27
                                   -------  -------  -------  -------  -------
 Total From Investment
  Operations.....................     0.81     4.70     3.16     1.94     0.43
                                   -------  -------  -------  -------  -------
DISTRIBUTIONS
 Net Investment Income...........    (0.19)   (0.16)   (0.16)   (0.20)   (0.15)
 Net Realized Gain...............    (2.52)   (1.56)   (0.97)   (0.59)   (0.13)
                                   -------  -------  -------  -------  -------
 Total Distributions.............    (2.71)   (1.72)   (1.13)   (0.79)   (0.28)
                                   -------  -------  -------  -------  -------
NET ASSET VALUE, END OF PERIOD...  $ 16.80  $ 18.70  $ 15.72  $ 13.69  $ 12.54
                                   =======  =======  =======  =======  =======
TOTAL RETURN+....................     4.34%   32.46%   24.76%   16.61%    3.50%
                                   =======  =======  =======  =======  =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands).....................  $51,149  $49,886  $32,943  $31,969  $23,352
Ratio of Expenses to Average Net
 Assets..........................     0.99%    0.99%    0.99%    1.00%    0.99%
Ratio of Net Investment Income to
 Average Net Assets..............     1.13%    0.86%    1.01%    1.64%    1.34%
Portfolio Turnover Rate..........       51%      57%      78%     135%      73%
Ratio of Voluntarily Waived Fees
 and Expenses Assumed by
 Affiliates to Average Net
 Assets..........................     0.13%    0.16%    0.21%    0.23%    0.32%
Ratio of Expenses to Average Net
 Assets Including Expense
 Offsets.........................     0.99%    0.99%    0.99%    0.99%     N/A

+Total return would have been lower had certain fees not been waived and ex-
 penses assumed by Affiliates during the periods.
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                 STERLING PARTNERS'
                                          SMALL CAP VALUE PORTFOLIO
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
                                               SELECTED PER SHARE DATA & RATIOS
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                     YEAR     JANUARY 2, 1997***
                                                     ENDED            TO
                                                  OCTOBER 31,    OCTOBER 31,
                                                     1998            1997
                                                  ----------- ------------------
NET ASSET VALUE, BEGINNING OF PERIOD............    $ 13.72        $ 10.00
                                                    -------        -------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income..........................        --            0.01
 Net Realized and Unrealized Gain (Loss)........      (1.35)          3.72
                                                    -------        -------
 Total From Investment Operations...............      (1.35)          3.73
                                                    -------        -------
DISTRIBUTIONS
 Net Investment Income..........................        --           (0.01)
 Net Realized Gain..............................      (0.44)           --
                                                    -------        -------
 Total Distributions............................      (0.44)         (0.01)
                                                    -------        -------
NET ASSET VALUE, END OF PERIOD..................    $ 11.93        $ 13.72
                                                    =======        =======
TOTAL RETURN+...................................     (10.08)%        37.34%**
                                                    =======        =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)...........    $35,231        $19,888
Ratio of Expenses to Average Net Assets.........       1.25%          1.25%*
Ratio of Net Investment Income to Average Net
 Assets.........................................       0.01%          0.06%*
Portfolio Turnover Rate.........................         70%            50%
Ratio of Voluntarily Waived Fees and Expenses
 Assumed by Affiliates to Average Net Assets....       0.24%          0.85%*
Ratio of Expenses to Average Net Assets
 Including Expense Offsets......................       1.25%          1.25%*

  *Annualized
 **Not Annualized
***Commencement of Operations
  + Total return would have been lower had certain fees not been waived and assumed by Affiliates during the period.
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                         STERLING PARTNERS' PORTFOLIOS
-------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS

  UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are reg-istered under the Investment Company Act of 1940, as amended. The Sterling Partners' Balanced Portfolio, Sterling Partners' Equity Portfolio and the Sterling Partners' Small Cap Value Portfolio (the "Portfolios"), are portfo-lios of UAM Funds, Inc., which are diversified, open-end management investment companies. At October 31, 1998, the UAM Funds were comprised of forty-six ac-tive portfolios. The financial statements of the remaining portfolios are pre-sented separately. The objectives of the Portfolios are as follows:
    The STERLING PARTNERS' BALANCED PORTFOLIO seeks to provide maximum long-term total return consistent with reasonable risk to principal, by invest-ing in a balanced portfolio of common stocks and fixed income securities.
    The STERLING PARTNERS' EQUITY PORTFOLIO seeks to provide maximum long-term total return consistent with reasonable risk to principal, by invest-ing primarily in common stocks.
    The STERLING PARTNERS' SMALL CAP VALUE PORTFOLIO seeks to provide maxi-mum long-term total return consistent with reasonable risk to principal, by investing primarily in equity securities of smaller companies, in terms of market capitalization.

  A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
    1. SECURITY VALUATION: Investments for which market quotations are read-ily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined using the last reported bid price. Fixed income securities are stated on the basis of valuation provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from deal-ers, market transactions in comparable securities and various relation-ships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are

UAM FUNDS                                         STERLING PARTNERS' PORTFOLIOS
-------------------------------------------------------------------------------

  readily available are stated at fair value following procedures approved by the Board of Directors.
    2. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provi-sion for Federal income taxes is required in the financial statements.
    3. REPURCHASE AGREEMENTS: In connection with transactions involving re-purchase agreements, the Portfolios' custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued inter-est. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to deter-mine the adequacy of the collateral. In the event of default on the obli-gation to repurchase, each Portfolio has the right to liquidate the col-lateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, real-ization and/or retention of the collateral or proceeds may be subject to legal proceedings.
    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash bal-ances into a joint trading account which invests in one or more repurchase agreement. This joint repurchase agreement is covered by the same collat-eral requirements as discussed above.
    4. DISTRIBUTIONS TO SHAREHOLDERS: Each Portfolio will normally distrib-ute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are re-corded on ex-dividend date.
    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These dif-ferences are primarily due to differing book and tax treatments for the timing of the recognition of gains or losses on investments and in-kind transactions.
    Permanent book and tax basis differences resulted in reclassifications as follows:

                                                   UNDISTRIBUTED  ACCUMULATED
                                                   NET INVESTMENT NET REALIZED
   STERLING PARTNERS' PORTFOLIOS                       INCOME         GAIN
   -----------------------------                   -------------- ------------
   Balanced.......................................    $  1,482      $(1,482)
   Equity.........................................     (17,107)      17,107
   Small Cap Value................................       3,437       (3,437)

UAM FUNDS                                         STERLING PARTNERS' PORTFOLIOS
-------------------------------------------------------------------------------

    Permanent book-tax differences, if any, are not included in ending un-distributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.
    5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolios are shown gross of expense offsets, if any, for custodian balance credits.

  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Sterling Capital Management Corporation (the "Adviser"), a wholly-owned sub-sidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.75% of average daily net assets for the month for the Sterling Partners' Balanced and Sterling Partners' Equity Portfolios and an annual rate of 1.00% of average daily net assets for the month for the Sterling Partners' Small Cap Value Portfolio. The Adviser has voluntarily agreed to waive a portion of its account services fees then advisory fees and to assume expenses, if necessary, in order to keep the total annual operating expenses, after the effect of ex-pense offset arrangements, from exceeding 1.11%, 0.99% and 1.25% of average daily net assets for the Sterling Partners' Balanced Portfolio, the Sterling Partners' Equity Portfolio and the Sterling Partners' Small Cap Value Portfo-lio, respectively.

  C. ADMINISTRATIVE SERVICES: UAM Funds Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agree-ment"). The Administrator has entered into a Mutual Funds Service Agreement (the "Mutual Funds Service Agreement") with Chase Global Funds Services Com-pany ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC provides certain services including, but not limited to, administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services.

  Pursuant to the Agreement, each Portfolio pays the Administrator a two part monthly fee:
  --a Portfolio-specific monthly fee of 0.06%, 0.06% and 0.04% per annum of the average daily net assets of the Sterling Partners' Balanced Portfolio,

UAM FUNDS                                         STERLING PARTNERS' PORTFOLIOS
-------------------------------------------------------------------------------

    Sterling Partners' Equity Portfolio, and the Sterling Partners' Small Cap Value Portfolio, respectively, which is retained by the Administrator.
  --a sub-administration fee (the "Sub-Administration Fee") which the Administrator in turn pays to CGFSC on a monthly basis, calculated as 0.19% of the first $200 million of the combined aggregate net assets of the UAM Funds; plus 0.11% of the next $800 million of the combined aggregate net assets of the UAM Funds; plus 0.07% of the next $2 billion of the combined aggregate net assets of the UAM Funds; plus 0.05% of the combined aggregate net assets of the UAM Funds in excess of $3 billion. The Sub-Administration Fee is allocated among the portfolios of the UAM Funds on the basis of their relative net assets and is subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000 over the same period.

  Effective October 23, 1998, the Mutual Funds Service Agreement with CGFSC was revised to exclude dividend disbursing, shareholder servicing and transfer agent services. Pursuant to the revised Mutual Funds Service Agreement, the Sub-Administration Fee paid by each Portfolio to the Administrator and in turn paid to CGFSC is calculated as a base fee per Portfolio of $52,500 annually plus $7,500 annually for each additional class of shares; plus 0.039% of the net assets of each Portfolio. Certain portfolios which commenced operations after October 1, 1997 have a base fee of $39,500 for a period of twelve months, which increases to $52,500 annually once the twelve months have ex-pired.

  For the year ended October 31, 1998, UAM Funds Services, Inc. earned the following amounts from each Portfolio as Administrator and paid the following to CGFSC for its services as Sub-Administrator:

                                                     ADMINISTRATION PORTION PAID
STERLING PARTNERS' PORTFOLIOS                             FEES        TO CGFSC
-----------------------------                        -------------- ------------
Balanced............................................    $134,136      $82,561
Equity..............................................     113,109       77,210
Small Cap Value.....................................      82,038       66,555

  Also, effective October 23, 1998, dividend disbursing and transfer agent services were sub-contracted to DST Systems, Inc. and shareholder servicing has been sub-contracted to UAM Shareholder Service Center, Inc., an affiliate of UAM. The portfolios pay dividend disbursing, transfer agent and shareholder servicing fees to the Administrator who in turn pays them to DST Systems, Inc. and UAM Share-

UAM FUNDS                                         STERLING PARTNERS' PORTFOLIOS
-------------------------------------------------------------------------------

holder Services Center, Inc., as appropriate. For the year ended October 31, 1998, the Sterling Partners' Balanced Portfolio, the Sterling Partners' Equity Portfolio and the Sterling Partners' Small Cap Value Portfolio incurred $197, $200 and $246, respectively, in shareholder servicing fees with UAM Share-holder Service Center, Inc. This fee is based on the number of classes of shares and shareholder accounts.

  D. CUSTODIAN: The Chase Manhattan Bank is custodian for the Portfolio's as-sets and the assets are held in accordance with the custodian agreement. As a part of the custodian agreement, the custodian has a lien on the securities of the Portfolio to cover any advances made by the custodian to the Portfolio. At October 31, 1998, the payable in the Sterling Partners' Balanced Portfolio to the custodian bank represents the amount due for cash advanced for the settle-ment of a U.S. Discount Note purchased.

  E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

  F. ACCOUNT SERVICES: The UAM Funds have entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for partic-ipants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant record keeping. Pursuant to the Services Agree-ment, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services. The Service Provider has voluntarily agreed to waive its fees in or-der to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.11%, 0.99% and 1.25% of aver-age daily net assets for the month for the Sterling Partners' Balanced Portfo-lio, the Sterling Partners' Equity Portfolio and the Sterling Partners' Small Cap Value Portfolio, respectively.

  G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated per-son, receives $2,000 per meeting attended plus reimbursement of expenses in-curred in attending Board meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds.

UAM FUNDS                                         STERLING PARTNERS' PORTFOLIOS
-------------------------------------------------------------------------------


  H. PURCHASES AND SALES: For the year ended October 31, 1998, purchases and sales of investment securities other than long-term U.S. Government and agency securities and short-term securities were:

STERLING PARTNERS' PORTFOLIOS                           PURCHASES     SALES
-----------------------------                          ----------- -----------
Balanced.............................................. $23,954,807 $35,167,893
Equity................................................  26,948,329  27,341,978
Small Cap Value.......................................  40,985,589  20,632,948

  Purchases and sales of long-term U.S. Government securities were $39,846,998 and $30,811,835, respectively, for the Sterling Partners' Balanced Portfolio. There were no purchases or sales of long-term U.S. Government securities for the Sterling Partners' Equity Portfolio and Sterling Partners' Small Cap Value Portfolio.

  I. LINE OF CREDIT: The Portfolios, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to par-ticipate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capi-tal shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each cal-endar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1998, the Portfolios had no borrowings under the agreement.

  J. OTHER: At October 31, 1998, the percentage of total shares outstanding held by record shareholders each owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:

                                                             NO. OF        %
STERLING PARTNERS' PORTFOLIOS                             SHAREHOLDERS OWNERSHIP
-----------------------------                             ------------ ---------
Balanced.................................................       1        15.9
Small Cap Value..........................................       1        16.6

  K. SUBSEQUENT EVENTS: UAM Retirement Plan Services, Inc. will no longer pro-vide services pursuant to the Account Services Agreement, effective at the close of business December 31, 1998.

UAM FUNDS                                         STERLING PARTNERS' PORTFOLIOS
-------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
Sterling Partners' Balanced Portfolio
Sterling Partners' Equity Portfolio
Sterling Partners' Small Cap Value Portfolio

In our opinion, the accompanying statements of assets and liabilities, includ-ing the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Sterling Partners' Bal-anced Portfolio, Sterling Partners' Equity Portfolio, and Sterling Partners' Small Cap Value Portfolio (the "Portfolios"), Portfolios of the UAM Funds, Inc., at October 31, 1998, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the peri-ods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes ex-amining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and signif-icant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirma-tion of securities at October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 11, 1998

UAM FUNDS                                         STERLING PARTNERS' PORTFOLIOS
-------------------------------------------------------------------------------


FEDERAL INCOME TAX INFORMATION (UNAUDITED):

At October 31, 1998, each Portfolio hereby designates the following amount as long-term capital gain dividends for the purpose of the dividend paid deduc-tion on its federal income tax return.

                                                         28% TAX    20% TAX
   STERLING PARTNERS' PORTFOLIOS                         BRACKET    BRACKET
   -----------------------------                        ---------- ----------
   Balanced............................................ $3,551,172 $2,573,796
   Equity..............................................  2,444,812  2,634,907

For the year ended October 31, 1998, the percentage of dividends that qualify for the 70% dividend received deduction for corporate shareholders for the Sterling Partners' Balanced, Sterling Partners' Equity and Sterling Partners' Small Cap Value Portfolios, is 19.4%, 49.6% and 10.0%, respectively.

For the year ended October 31, 1998, the percentage of income earned from di-rect Treasury obligations for Sterling Partners' Balanced Portfolio was 50.2%.

For the year ended October 31, 1998, gross income derived from sources within foreign countries amounted to $265,679 for the Sterling Partners' Equity Port-folio.

UAM FUNDS                                          STERLING PARTNERS' PORTFOLIOS
--------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Norton H. Reamer                        William H. Park
Director, President and Chairman        Vice President


John T. Bennett, Jr.                    Michael E. DeFao
Director                                Secretary


Nancy J. Dunn                           Gary L. French
Director                                Treasurer


Philip D. English                       Robert R. Flaherty
Director                                Assistant Treasurer


William A. Humenuk                      Michael J. Leary
Director                                Assistant Treasurer


Peter M. Whitman, Jr.                   Michelle Azrialy
Director                                Assistant Secretary
--------------------------------------------------------------------------------
UAM FUNDS
P.O. Box 419081
Kansas City, MO 64141-6081
(toll free)
1-877-UAM-LINK (826-5465)

INVESTMENT ADVISER
Sterling Capital Management Company
One First Union Center
301 S. College Street
Suite 3200
Charlotte, NC 28202

DISTRIBUTOR
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110

                                         This report has been prepared for
                                         shareholders and may be distributed
                                         to others only if preceded or
                                         accompanied by a current prospectus.